UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

--------------------------------------------------------------------------------


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 8, 2003


                             Dycom Industries, Inc.
             (Exact name of Registrant as specified in its charter)

                                     Florida
                 (State or other jurisdiction of incorporation)

           0-5423                                          59-1277135
         (Commission                                     (I.R.S. Employer
         File Number)                                   Identification No.)


4440 PGA Boulevard, Suite 500, Palm Beach Gardens, Florida              33410
         (Address of principal executive offices)                     (Zip Code)


                                 (561) 627-7171

               (Registrant's telephone number, including area code


                             Exhibit Index on Page 3


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Item 5.   Other Events

          On December 8, 2003, Dycom Industries, Inc. issued a press release providing an updated outlook for the second and third quarters of fiscal 2004 and announcing a conference call to be held on December 9, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety by reference herein.


Item 7.   Financial Statements and Exhibits

          (c) Exhibits

          Exhibit No.                              Description
          -------------                            -------------
          99.1                                     Press release of Dycom
                                                   Industries, Inc. issued on
                                                   December 8, 2003.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DYCOM INDUSTRIES, INC.


Date: December 8, 2003                          By:   /s/ Steven Nielsen
                                                --------------------------------
                                                Name:  Steven Nielsen
                                                Title: President and
                                                       Chief Executive Officer

EXHIBIT INDEX

Exhibit No.         Description
------------        ------------

99.1                Press release of Dycom Industries, Inc. issued on December
                    8, 2003.


                                       4
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